Goodwill	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Goodwill

11. Goodwill

	December 31,
	2023	2022
	$	$
Balance – Beginning of year	-	8,130
Impairment of goodwill	-	(7,642)
Impact of foreign exchange rate changes	-	(488)
Balance – End of year	-	-

As of December 31, 2022, the market capitalization of the Company was below the carrying value of its shareholders’ equity, indicating a potential impairment of goodwill and impairment of the assets of the group of CGUs. The recoverable amount of the group of CGUs was determined based on a fair value less cost of disposal (“FVLCD”) model. FVLCD was determined based on a market approach and also derived from market data, including, information from market participants regarding the price that the Company could receive in a sale of the group of CGUs. The fair value measurement is categorized as a level 2 fair value based on the inputs in the valuation techniques used. Management determined that value-in-use resulted in a lower estimated recoverable value than FVLCD. Based on the Company’s assessment, the recoverable amount of the group of CGUs was lower than the carrying value and therefore an impairment charge was recorded on its goodwill and intangible assets for an amount of $7,642 and $372 respectively.

Aeterna Zentaris Inc.

Notes to Consolidated Financial Statements

As of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021

(in thousands of US dollars, except share and per share data and where otherwise noted)